UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2006
                                                        (December 4, 2006)

                                   REFCO INC.
                             REFCO GROUP LTD., LLC
                               REFCO FINANCE INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     001-32604                20-2537426
          Delaware                    333-119701                52-2169014
          Delaware                   333-119701-23              20-1400416
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)

             One World Financial Center
             200 Liberty Street, Tower A
             New York, New York                          10281
            --------------------------------------------------------
            (Address of Principal Executive Offices)   (Zip Code)

      (Registrant's Telephone Number, Including Area Code) (212) 693-7000
                                                           --------------

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
------------------------------------

         On December 4, 2006, Refco Inc. ("Refco") and certain of its subsidiaries and affiliates, debtors and debtors-in-possession (collectively, the "Debtors") filed the Modified Joint Chapter 11 Plan of Refco Inc. and Certain of Its Direct and Indirect Subsidiaries (as may be amended, supplemented or otherwise modified, the "Modified Plan"). Marc S. Kirschner, the chapter 11 trustee of the Estate of Refco Capital Markets, Ltd., the Official Committee of Unsecured Creditors of Refco Inc., et al., and the Additional Committee of Unsecured Creditors of Refco Inc., et al., are co-proponents of the Modified Plan. A hearing to consider confirmation of the Modified Plan is scheduled to be held before the Honorable Robert D. Drain in the United States Bankruptcy Court for the Southern District of New York on December 15, 2006. The Modified Plan is attached as Exhibit 99.1 hereto.

         The Modified Plan is being furnished for informational purposes only and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Modified Plan or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibit.

Exhibit
Number             Description
------             -----------

Exhibit 99.1 Modified Joint Chapter 11 Plan of Refco Inc. and Certain of Its Direct and Indirect Subsidiaries, dated December 4, 2006

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REFCO INC.


Date:  December 6, 2006                       By:/s/ Jerry Lombardo
                                                 -------------------------
                                                 Jerry Lombardo
                                                 Chief Financial Officer

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REFCO GROUP LTD., LLC


Date:  December 6, 2006                       By:/s/ Jerry Lombardo
                                                 -------------------------
                                                 Jerry Lombardo
                                                 Authorized Person

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REFCO FINANCE INC.


Date:  December 6, 2006                       By:/s/ Jerry Lombardo
                                                 ---------------------------
                                                 Jerry Lombardo
                                                 Vice President

                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

Exhibit 99.1 Modified Joint Chapter 11 Plan of Refco Inc. and Certain of Its Direct and Indirect Subsidiaries, dated December 4, 2006